SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                              _________________


                                  FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  August 1, 1996




                      COMPUTER SCIENCES CORPORATION
          (Exact name of Registrant as specified in its charter)



NEVADA                             1-4850                         95-2043126
(State or Other Jurisdiction    (Commission                 (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)



2100 East Grand Avenue
El Segundo, California                                                 90245
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's telephone number, including area code  (310) 615-0311




                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)







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Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Merger dated as of April 28, 1996 by and among the Registrant, Continental Acquisition, Inc., a wholly owned subsidiary of the Registrant ("Sub"), and The Continuum Company, Inc. ("Continuum"), at 4:30 p.m. EDT on August 1, 1996 (i) Sub was merged with and into Continuum (the "Merger") and Continuum became a wholly owned subsidiary of the Registrant, and (ii) each outstanding share of common stock, $.10 par value, of Continuum was converted into .79 of a share of common stock, $1.00 par value, together with the associated preferred stock purchase rights, of the Registrant (collectively, "Registrant Common Stock") and the right to receive cash in lieu of fractional shares of Registrant Common Stock.

     The .79 share exchange rate was determined by arm's length negotiations between the Registrant and Continuum. Prior to the Merger, there were no material relationships between Continuum and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

     Continuum is an international consulting and computer services firm headquartered in Austin, Texas, with offices in 17 countries serving the needs of the global financial services industry for computer software and services. It is expected that Continuum will continue such business as a wholly owned subsidiary of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The financial statements, pro forma financial information and exhibits listed below are filed as a part of this report:

    (a)  Financial Statements of Businesses Acquired.

     The consolidated financial statements of The Continuum Company, Inc. as of March 31, 1996 and 1995 and for each of the three years in the period ended March 31, 1996, the report of Ernst & Young LLP dated May 1, 1996 with respect thereto, and the report of Price Waterhouse LLP dated April 1, 1995, included therein, on the financial statements of Hogan Systems, Inc. at March 31, 1995 and 1994 and for each of the three years in the period ended March 31, 1995 (incorporated by reference to the Annual Report of The Continuum Company, Inc. on Form 10-K for the year ended March 31, 1996, as amended by the Form 10-K/A dated June 5, 1996 and the Form 10-K/A dated June 7, 1996)

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    (b)  Pro Forma Financial Information.

     Unaudited Pro Forma Combined Condensed Balance Sheets and Statements of Earnings of the Registrant and The Continuum Company, Inc. as of March 29, 1996 and for each of the three years in the period ended March 29, 1996 (incorporated by reference to the Registration Statement of the Registrant on Form S-4, Registration No. 333-05649)

    (c)  Exhibits.

     2.1 Agreement and Plan of Merger dated as of April 28, 1996 by and among the Registrant, The Continuum Company, Inc. and Continental Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report of the Registrant on Form 8-K dated May 2, 1996)

    99.1 Joint press release of the Registrant and The Continuum Company, Inc. dated July 31, 1996




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       COMPUTER SCIENCES CORPORATION


Dated:  August 1, 1996                 By/s/Hayward D. Fisk
                                         ____________________________
                                         Hayward D. Fisk
                                         Vice President





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                                  EXHIBIT INDEX
                                  -------------


Exhibit
- -------

     2.1 Agreement and Plan of Merger dated as of April 28, 1996 by and among the Registrant, The Continuum Company, Inc. and Continental Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report of the Registrant on Form 8-K dated May 2, 1996)

    99.1 Joint press release of the Registrant and The Continuum Company, Inc. dated July 31, 1996



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                                                                EXHIBIT 99.1



Contact:  CSC -- Bruce Plowman or           FOR IMMEDIATE RELEASE
                 Spencer Davis              Moved On Business Wire
                 310.615.0311               July 31, 1996

          CNU -- John Westermann
                 512.345.5700


                         STOCKHOLDERS APPROVE MERGER
                          BETWEEN CSC AND CONTINUUM

     EL SEGUNDO, Calif., July 31 -- The proposed merger of Computer Sciences Corporation (NYSE:CSC) and The Continuum Company was approved today by shareholders of both corporations in separate meetings in El Segundo, Calif., and Austin, Texas, respectively. The merger will be effective at the close of business tomorrow.

     The two companies announced April 29 they had signed a definitive agreement for a merger by a share exchange to be accounted for as a pooling of interests. As a result of today's approvals, shareholders of Continuum will receive 0.79 of a share of CSC for each share of Continuum.

     Continuum is an international consulting and computer services firm headquartered in Austin, Texas, with offices in 17 countries. The company provides computer services and software to the global insurance and banking services industry. Continuum has approximately 4,200 employees worldwide and serves the needs of more than 850 financial institutions located in more than 40 countries.

     "This merger clearly positions CSC as a powerful force in providing information technology solutions to the global insurance and banking services industry," said Van B. Honeycutt, president and chief executive officer of CSC. "The merger continues our progress in the commercial sector by allowing us to offer -- under one corporate CSC identity-- an attractive set of integrated software and I/T services to the insurance and banking sectors."

                                    -more-

Computer Sciences Corporation - page 2                        July 31, 1996


     Under the terms of the merger, W. Michael Long, chief executive officer of Continuum, retains his management team and will continue to operate the business, from its headquarters in Austin, reporting directly to Honeycutt.

     "Insurance and banking services providers face increased competitive pressures and customer demands," said Long. "This merger now brings to the market an extended set of products and services to help the industry meet these challenges. As industry analysts have noted, these combined capabilities should allow us to be strongly competitive in these key markets."

     Continuum was founded in 1968. The company posted revenues of $498 million for the 12 months ended March 29, 1996, reflecting the March 1996 acquisition of Hogan Systems, a Dallas-based provider of integrated on-line applications software and related services to the banking industry. Continuum is the leading provider of business and technology solutions to the global insurance and banking services industry and is involved in three primary business areas: software systems and products, value-added services and outsourcing.

     CSC had $4.4 billion in revenues for the 12 months ended June 30, 1996. The company is headquartered in El Segundo, Calif., and with the addition of Continuum has nearly 40,000 employees in more than 600 offices worldwide. The company provides clients with a wide range of professional services, including management consulting, business reengineering, outsourcing, and information systems consulting and integration.